Legg Mason Partners Investors Value Fund

(the “Fund”)

(a series of Legg Mason Partners Equity Trust)

Class I Shares

Supplement Dated July 20, 2007

to Prospectus Dated April 16, 2007

The following information supplements the Prospectus for the Fund and supersedes any contrary information:

The Fund currently offers five share classes: Class A, Class B, Class C, Class O, and Class I shares. Effective July 23, 2007, Class I shares will be closed to new investors and incoming exchanges. Current Class I shareholders will be able to make additional purchases of Class I shares. For those Class I shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders.

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